                                                                   Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We  consent  to the use in the  Registration  Statement  No.  (333-  ) of  Teton
Petroleum Company on Form SB-2 of our report dated March 28, 2003,  appearing in the prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Experts" in such prospectus.

                        /s/ Ehrhardt Keefe Steiner & Hottman PC
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                            Ehrhardt Keefe Steiner & Hottman PC

June 5, 2003
Denver, Colorado